FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 22, 2010 (July 16, 2010)

SouthPeak Interactive Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51869	20-3290391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Polo Parkway
Midlothian, Virginia 23113
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 378-5100

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On July 16, 2010, SouthPeak Interactive Corporation (hereafter “we” or “SouthPeak”) entered into a Securities Purchase Agreement with CNH Diversified Opportunities Master Account, L.P., CNH CA Master Account, L.P., AQR Diversified Arbitrage Fund and Terry Phillips, SouthPeak’s chairman, for the sale of $5,500,000 of senior secured convertible notes, which we hereafter refer to as Notes, and associated warrants.  Mr. Phillips’ Note was issued in exchange for a junior secured convertible note originally issued to him on April 30, 2010.  The Notes are senior to all obligations of SouthPeak with the exception of the indebtedness under our financing arrangement with Rosenthal & Rosenthal, Inc.  Closing under the Securities Purchase Agreement occurred on July 19, 2010.  All of our assets and the assets of our subsidiaries secure the Notes.

The Notes bear interest at 10.0% per annum.  Interest is payable semi-annually commencing on December 31, 2010.  The principal and interest due under the Notes are convertible at a price of $.431 per share subject to full ratchet anti-dilution protection for issuances, other than exempt issuances as described in the Notes, at less than the conversion price.  SouthPeak can mandate conversion of the Notes, subject to certain conditions and limitations as described in the Notes, if the arithmetic average of the weighted average price of the SouthPeak common stock for any 30 consecutive trading days following the issuance of the Notes exceeds 200% of the conversion price.  We cannot effect conversion, nor shall any holder have the right to convert, the Notes if such conversion would cause the holder to beneficially own in excess of 4.99% of our common stock.

After July 19, 2012, we have the right to redeem all or any part of the Notes at 103% of the principal amount being redeemed subject to conditions prescribed in the Notes.  The holders also have the right of redemption if an event of default occurs under the Notes.  One such event is the failure of our 2011 EBITDA to exceed the sum of (i) the absolute value of any goodwill impairment charge SouthPeak incurs in 2010 in excess of $1,500,000 plus (ii) $0.00 if our 2010 EBITDA exceeds $0.00 and the absolute value of our 2010 EBITDA determined without regard to any goodwill impairment charge if such latter 2010 EBITDA is negative (hereinafter “EBITDA Test”).  Reference is made to the form of Note attached hereto as part of the exhibits to this Form 8-K for other provisions relating to the Notes.

The holders of the Notes collectively received five-year Series A warrants equal in number to the shares initially issuable upon conversion of the principal amount due under the Notes at an exercise price of $.375 per share.  The exercise price per share is subject to full ratchet anti-dilution protection for issuances, other than exempt issuances as described in the Series A warrants, at less than the exercise price per share.  A holder of a Series A warrant shall have no right to exercise a warrant if such exercise would cause the holder to beneficially own more than 4.99% of our common stock.  Reference is made to the form of Series A warrants attached hereto as part of the exhibits to this Form 8-K for other provisions relating to the Series A warrants.

In addition, the holders of the Notes received Series B warrants which will expire, if the warrants become exercisable, on the fifth year anniversary of the date we announce our 2011 operating results.  The number of Series B warrants each holder received is equal to 75% of the Series A warrants they obtained.  The Series B warrants can only be exercised if the EBITDA Test under the Notes is not achieved or if we fail to announce our 2011 operating results by September 28, 2011.  The exercise price of the Series B warrants is tied to the weighted average price of our common stock for each of the 30 consecutive trading days following the earlier of the announcement of our 2011 operating results or September 28, 2011.  The exercise price per share is also subject to full ratchet anti-dilution protection and limitations on exercise as are the Series A warrants.  Reference is made to the form of Series B warrants attached hereto as part of the exhibits to this Form 8-K for other provisions relating to the Series B warrants.

In connection with the sale of the Notes and warrants, we executed a Registration Rights Agreement under which we agreed to register the shares of common stock underlying the Notes and warrants.  We are obligated to file a registration statement by August 18, 2010 and to have it declared effective by December 1, 2010, if it is not subject to full review by the Securities and Exchange Commission, and by December 31, 2010 if it is subject to full review.  Failure to have the registration statement declared effective within 60 days from the prescribed effectiveness deadline constitutes a default under the Notes.  If we are limited as to the number of shares we are permitted to initially register, we will become obligated to file subsequent registration statements, as well, after substantially all of the previously registered shares have been sold.  We are subject to a payment of one percent of each holder’s purchase price under the Securities Purchase Agreement for every 30-day period for which we have failed to maintain an effective registration statement as required under the Registration Rights Agreement.  Reference is made to the form of the Registration Rights Agreement attached hereto as part of the exhibits to this Form 8-K for other provisions relating to such agreement.

The above summaries are qualified in all respects to the terms of the actual documents attached hereto as exhibits. In the event of any conflict between such summaries and the documents, the documents shall control.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 for a description of the securities sold.  As a result of the issuance of the $5,500,000 of Notes, 12,761,021 of shares of common stock are issuable upon conversion of the Notes, 12,761,021 shares of common stock are issuable upon exercise of the Series A warrants, and 9,570,766 shares of common stock may become issuable upon exercise of the Series B warrants.

SouthPeak received $5,000,000 in cash for $5,000,000 of the Notes and exchanged a $500,000 prior junior secured convertible note for $500,000 of the Notes.  See SouthPeak’s Form 8-K filed on May 6, 2010 regarding the issuance of the junior secured promissory notes.  SouthPeak is paying Roth Capital, L.L.C. a placement agent commission of $350,000 plus expenses for the securities sold under the Securities Purchase Agreement.

We relied on Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated under such act for the issuance of the securities.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Senior Secured Convertible Note issued to Buyers
4.2	Form of Series A Warrant issued to Buyers
4.3	Form of Series B Warrant issued to Buyers
10.1	Securities Purchase Agreement between SouthPeak and Buyers dated July 16, 2010
10.2	Schedules to Securities Purchase Agreement
10.3	Registration Rights Agreement between SouthPeak and Buyers dated July 19, 2010
10.4	Form of Lock-Up Agreement executed by each of the directors and executive officers of SouthPeak
10.5	Pledge and Security Agreement made by SouthPeak and its subsidiaries dated in favor of CNH Diversified Opportunities Master Account, L.P. in its capacity as collateral agent, dated July 16, 2010
10.6	Guaranty made by Guarantors listed on the signature pages thereto, dated July 16, 2010
99.1	Press Release by SouthPeak, dated July 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010

SouthPeak Interactive Corporation

By:	/s/ Reba L. McDermott
Reba L. McDermott, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Form of Senior Secured Convertible Note issued to Buyers
4.2	Form of Series A Warrant issued to Buyers
4.3	Form of Series B Warrant issued to Buyers
10.1	Securities Purchase Agreement between SouthPeak and Buyers dated July 16, 2010
10.2	Schedules to Securities Purchase Agreement
10.3	Registration Rights Agreement between SouthPeak and Buyers dated July 19, 2010
10.4	Form of Lock-Up Agreement executed by each of the directors and executive officers of SouthPeak
10.5	Pledge and Security Agreement made by SouthPeak and its subsidiaries dated in favor of CNH Diversified Opportunities Master Account, L.P. in its capacity as collateral agent, dated July 16, 2010
10.6	Guaranty made by Guarantors listed on the signature pages thereto, dated July 16, 2010
99.1	Press Release by SouthPeak, dated July 20, 2010